Other Income (Expense)	12 Months Ended
Dec. 31, 2014
Other Income (Expense)

NOTE 16 — Other Income (Expense)

Other, net

The following table presents the components of other, net:

	For the Year Ended December 31,
	2014	2013	2012
	(In thousands)
Foreign exchange rate gains (losses), net	$6,069	$(473)	$(16,179)
Equity gains (losses) on unconsolidated affiliates	2,743	2,909	(5,163)
Noncontrolling investment basis adjustment	2,783	—	—
Other	6,083	(5,224)	1,067

Total	$17,678	$(2,788)	$(20,275)